UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-04015

Eaton Vance Mutual Funds Trust

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Deidre E. Walsh

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

February 28

Date of Fiscal Year End

February 28, 2023

Date of Reporting Period

Item 1. Reports to Stockholders

Parametric
Dividend Income Fund
Annual Report
February 28, 2023

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The investment adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund's adviser and Parametric Portfolio Associates LLC (Parametric), sub-adviser to the Fund, are registered with the CFTC as commodity pool operators. The adviser and Parametric are also registered as commodity trading advisors.
Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-260-0761.

Annual Report February 28, 2023
Parametric
Dividend Income Fund

Parametric
Dividend Income Fund
February 28, 2023
Management’s Discussion of Fund Performance†

Economic and Market Conditions
During the 12-month period starting March 1, 2022, the U.S. equity market was dominated by the ongoing effects of one black swan event -- the COVID-19 pandemic -- and fallout from another -- Russia’s invasion of Ukraine.
In the opening months of the period, U.S. stock prices generally declined as investors became increasingly concerned about the twin threats of inflation and interest rate hikes. Russia’s invasion of Ukraine in February 2022 sent shock waves through U.S. and global markets, exacerbating inflationary pressures on energy and food costs. The U.S. Federal Reserve (the Fed) -- along with other central banks around the world -- initiated its first interest rate hikes in years.
Investors began to expect the Fed might raise interest rates at every 2022 policy meeting and, in turn, worried that aggressive rate hikes could tip the economy into recession. At its June, July, September, and November 2022 meetings, the Fed hiked the federal funds rate 0.75% each time -- its first moves of that magnitude since 1994. Higher interest rates, inflation, and recessionary signals drove stock prices down, with rate-sensitive technology stocks -- star performers earlier in the pandemic -- suffering some of the worst declines.
In October and November 2022, however, U.S. stocks delivered positive performance for the first time in months. The rally was driven by a combination of better-than-expected corporate earnings, declining inflation, and hope that the Fed might temper the size of future rate hikes. While the Fed indeed delivered a smaller 0.50% rate hike in December, it raised expectations of how high rates might go in 2023. As investors digested the prospect that interest rates could stay higher for longer than previously expected, equity prices slumped during the final month of 2022.
Continuing the roller-coaster ride for investors, stocks rallied sharply in the opening month of the new year. As inflation had declined during the last six months of 2022, investors began to hope the downward trend might continue, allowing the Fed to pivot and ease its monetary policy in 2023. In the final month of the period, however, stock prices tumbled once more as the January inflation report exceeded expectations, raising fears that the Fed’s rate-hike campaign could continue for longer than investors expected just a few weeks earlier.
For the period as a whole, the blue-chip Dow Jones Industrial Average returned -1.59%; the S&P 500® Index, a broad measure of U.S. stocks, returned -7.69%; and the technology-laden Nasdaq Composite Index returned -15.96%.
Fund Performance
For the 12-month period ended February 28, 2023, Parametric Dividend Income Fund (the Fund) returned 1.45% for Class A shares at net asset value (NAV), outperforming its benchmark, the Russell 1000® Value Index (the Index), which returned -2.81%.
The Fund seeks broad diversification by allocating a relatively equal weighting of its assets among market sectors. The Fund also seeks to assign a generally equal weighting across selected securities -- those ranking highest on Parametric’s combined low-risk/high yield score.
The Fund’s emphasis on diversification through equal-sector weightings contributed to relative returns during the period. Notably, an overweight exposure to energy -- the best-performing sector during the period -- was a key contributor to performance relative to the Index. Energy stocks benefited from double-digit performance gains amid an inflationary environment and rising commodity prices. The Fund’s underweight exposure to the communication services sector also helped returns on a relative basis.
Conversely, the Fund’s underweight exposure to the health care sector detracted from returns versus the Index during the period.
For the period as a whole, stock selections contributed to relative performance for the Fund. In particular, selections in the information technology sector lifted Fund performance, in part as a result of the stock-weighting process, which emphasized low-risk/high yield securities that outperformed the Index during the period. Security selections in the industrials sector also aided on a relative basis.
In contrast, security selections in the energy sector detracted from relative performance during the period.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

Parametric
Dividend Income Fund
February 28, 2023
Performance

Portfolio Manager(s) Thomas C. Seto and Jennifer Sireklove, CFA, each of Parametric Portfolio Associates LLC
% Average Annual Total Returns[1,2]	Class Inception Date	Performance Inception Date	One Year	Five Years	Since Inception
Class A at NAV	03/26/2014	03/26/2014	1.45%	7.81%	9.11%
Class A with 5.25% Maximum Sales Charge	—	—	(3.88)	6.64	8.46
Class I at NAV	03/26/2014	03/26/2014	1.68	8.08	9.39

Russell 1000® Value Index	—	—	(2.81)%	7.21%	8.11%
% Total Annual Operating Expense Ratios[3]	Class A	Class I
Gross	0.89%	0.64%
Net	0.65	0.40
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.
Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class I, at minimum investment	$1,000,000	03/26/2014	$2,228,830	N.A.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

Parametric
Dividend Income Fund
February 28, 2023
Fund Profile

Sector Allocation (% of net assets)[1]
Top 10 Holdings (% of net assets)[1]
National Instruments Corp.	0.8%
Kontoor Brands, Inc.	0.7
Reliance Steel & Aluminum Co.	0.7
Watsco, Inc.	0.6
Southern Copper Corp.	0.6
Dolby Laboratories, Inc., Class A	0.6
Foot Locker, Inc.	0.6
MDC Holdings, Inc.	0.7
Landstar System, Inc.	0.6
Cincinnati Financial Corp.	0.6
Total	6.5%

Footnotes:
[1]	Excludes cash and cash equivalents.

Parametric
Dividend Income Fund
February 28, 2023
Endnotes and Additional Disclosures

†	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[1]	Russell 1000® Value Index is an unmanaged index of U.S. large-cap value stocks. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.
[2]	Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.
[3]	Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 6/30/23. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report. Performance reflects expenses waived and/or reimbursed, if applicable. Without such waivers and/or reimbursements, performance would have been lower.
Fund profile subject to change due to active management.
Additional Information
S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. Dow Jones Industrial Average® is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Nasdaq Composite Index is a market capitalization-weighted index of all domestic and international securities listed on Nasdaq. Source: Nasdaq, Inc. The information is provided by Nasdaq (with its affiliates, are referred to as the “Corporations”) and Nasdaq’s third party licensors on an “as is” basis and the Corporations make no guarantees and bear no liability of any kind with respect to the information or the Fund.
Diversification cannot ensure a profit or eliminate the risk of loss.
Important Notice to Shareholders
Effective April 29, 2022, the Fund's Investor Class shares were redesignated as Class A shares. Class A shares are subject to a front-end sales charge, subject to certain exceptions. Former Investor Class shareholders, who established their Fund accounts before April 29, 2022, did not pay a sales charge in connection with the redesignation or will not be subject to this sales charge on future purchases of Class A shares for such accounts. Effective April 29, 2022, the Fund's Institutional Class shares were redesignated as Class I shares. This share class redesignation did not result in changes to the annual operating expenses of Class I or the Fund.

Parametric
Dividend Income Fund
February 28, 2023
Fund Expenses

Example
As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2022 to February 28, 2023).
Actual Expenses
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.
	Beginning Account Value (9/1/22)	Ending Account Value (2/28/23)	Expenses Paid During Period* (9/1/22 – 2/28/23)	Annualized Expense Ratio
Actual
Class A	$1,000.00	$1,041.20	$3.29**	0.65%
Class I	$1,000.00	$1,042.70	$2.03**	0.40%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,021.57	$3.26**	0.65%
Class I	$1,000.00	$1,022.81	$2.01**	0.40%
*	Expenses are equal to the Fund's annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on August 31, 2022.
**	Absent an allocation of certain expenses to affiliates, expenses would be higher.

Parametric
Dividend Income Fund
February 28, 2023
Portfolio of Investments

Common Stocks — 98.6%
Security	Shares	Value
Aerospace & Defense — 1.1%
General Dynamics Corp.	2,994	$ 682,363
Lockheed Martin Corp.	1,398	663,015
		$ 1,345,378
Air Freight & Logistics — 0.5%
Expeditors International of Washington, Inc.	6,552	$ 685,077
		$ 685,077
Auto Components — 0.6%
Gentex Corp.	26,329	$ 751,693
		$ 751,693
Banks — 2.8%
Commerce Bancshares, Inc.	10,485	$ 693,583
CVB Financial Corp.	27,750	664,057
F.N.B. Corp.	52,030	742,468
Prosperity Bancshares, Inc.	9,417	692,055
United Bankshares, Inc.	16,671	679,677
		$ 3,471,840
Beverages — 2.1%
Brown-Forman Corp., Class B	10,278	$ 666,734
Coca-Cola Co. (The)	10,781	641,577
Keurig Dr Pepper, Inc.	18,981	655,793
PepsiCo, Inc.	3,790	657,679
		$ 2,621,783
Biotechnology — 1.5%
AbbVie, Inc.	4,182	$ 643,610
Amgen, Inc.	2,585	598,841
Gilead Sciences, Inc.	7,977	642,388
		$ 1,884,839
Building Products — 0.6%
A.O. Smith Corp.	11,957	$ 784,738
		$ 784,738
Capital Markets — 4.1%
Artisan Partners Asset Management, Inc., Class A	22,669	$ 747,397
CME Group, Inc.	4,022	745,518
Houlihan Lokey, Inc.	7,668	733,827
Janus Henderson Group PLC	28,406	780,029
Security	Shares	Value
Capital Markets (continued)
Moelis & Co., Class A	17,531	$ 750,853
SEI Investments Co.	11,468	690,947
T. Rowe Price Group, Inc.	6,108	685,806
		$ 5,134,377
Chemicals — 6.3%
Air Products and Chemicals, Inc.	2,182	$ 624,008
Celanese Corp.	6,569	763,515
Corteva, Inc.	11,667	726,737
Dow, Inc.	13,427	768,024
DuPont de Nemours, Inc.	9,916	724,166
Eastman Chemical Co.	8,274	704,945
Huntsman Corp.	24,558	720,532
International Flavors & Fragrances, Inc.	6,670	621,644
Linde PLC	2,121	738,893
LyondellBasell Industries NV, Class A	8,204	787,502
RPM International, Inc.	7,402	656,039
		$ 7,836,005
Communications Equipment — 1.1%
Cisco Systems, Inc.	15,228	$ 737,340
Juniper Networks, Inc.	21,467	660,754
		$ 1,398,094
Containers & Packaging — 2.8%
Amcor PLC	56,575	$ 630,246
AptarGroup, Inc.	6,137	716,311
International Paper Co.	19,557	711,679
Packaging Corp. of America	5,272	720,788
Sonoco Products Co.	11,172	659,818
		$ 3,438,842
Distributors — 0.6%
Genuine Parts Co.	4,061	$ 718,229
		$ 718,229
Diversified Telecommunication Services — 1.1%
AT&T, Inc.	37,643	$ 711,829
Verizon Communications, Inc.	18,007	698,852
		$ 1,410,681
Electric Utilities — 6.1%
ALLETE, Inc.	10,402	$ 636,498
Alliant Energy Corp.	12,303	630,775
American Electric Power Co., Inc.	7,182	631,801
Avangrid, Inc.(1)	15,617	609,531

See Notes to Financial Statements.

Parametric
Dividend Income Fund
February 28, 2023
Portfolio of Investments — continued

Security	Shares	Value
Electric Utilities (continued)
Duke Energy Corp.	6,549	$ 617,309
Evergy, Inc.	11,403	670,610
IDACORP, Inc.	6,334	654,936
OGE Energy Corp.	16,905	603,847
Pinnacle West Capital Corp.	8,817	649,637
Portland General Electric Co.	14,524	694,247
PPL Corp.	22,928	620,661
Southern Co. (The)	10,021	631,924
		$ 7,651,776
Electrical Equipment — 1.7%
Eaton Corp. PLC	4,323	$ 756,222
Emerson Electric Co.	7,055	583,519
Hubbell, Inc.	2,890	726,951
		$ 2,066,692
Electronic Equipment, Instruments & Components — 0.8%
National Instruments Corp.	18,609	$ 939,941
		$ 939,941
Energy Equipment & Services — 1.1%
Baker Hughes Co.	24,684	$ 755,330
Helmerich & Payne, Inc.	14,248	599,556
		$ 1,354,886
Food & Staples Retailing — 0.5%
Walgreens Boots Alliance, Inc.	19,227	$ 683,135
		$ 683,135
Food Products — 3.6%
Archer-Daniels-Midland Co.	7,302	$ 581,239
General Mills, Inc.	8,065	641,248
Hormel Foods Corp.	15,384	682,742
Ingredion, Inc.	6,927	688,544
Kellogg Co.	9,517	627,551
Kraft Heinz Co. (The)	16,969	660,773
Mondelez International, Inc., Class A	10,155	661,903
		$ 4,544,000
Gas Utilities — 1.1%
Atmos Energy Corp.	6,310	$ 711,831
Spire, Inc.	9,690	682,176
		$ 1,394,007
Security	Shares	Value
Health Care Equipment & Supplies — 2.1%
Abbott Laboratories	6,167	$ 627,307
Becton, Dickinson and Co.	2,645	620,385
Medtronic PLC	8,741	723,755
Zimmer Biomet Holdings, Inc.	5,319	658,864
		$ 2,630,311
Health Care Providers & Services — 4.1%
AmerisourceBergen Corp.	4,096	$ 637,174
Cardinal Health, Inc.	8,750	662,462
Chemed Corp.	1,313	684,835
CVS Health Corp.	7,278	608,004
Patterson Cos., Inc.	24,121	639,689
Premier, Inc., Class A	20,781	668,940
Quest Diagnostics, Inc.	4,339	600,344
UnitedHealth Group, Inc.	1,286	612,059
		$ 5,113,507
Hotels, Restaurants & Leisure — 1.2%
Cracker Barrel Old Country Store, Inc.	7,064	$ 769,693
Darden Restaurants, Inc.	4,853	693,931
		$ 1,463,624
Household Durables — 3.0%
Garmin, Ltd.	7,766	$ 762,078
Leggett & Platt, Inc.	22,299	769,092
MDC Holdings, Inc.	21,523	796,351
Newell Brands, Inc.	51,751	760,222
Whirlpool Corp.	4,795	661,614
		$ 3,749,357
Household Products — 2.1%
Church & Dwight Co., Inc.	8,336	$ 698,390
Colgate-Palmolive Co.	8,624	632,139
Kimberly-Clark Corp.	4,955	619,623
Procter & Gamble Co. (The)	4,456	612,967
		$ 2,563,119
Industrial Conglomerates — 1.0%
3M Co.	6,012	$ 647,733
Honeywell International, Inc.	3,210	614,651
		$ 1,262,384
Insurance — 4.5%
Assurant, Inc.	5,372	$ 684,339
Cincinnati Financial Corp.	6,526	787,688
Fidelity National Financial, Inc.	17,910	713,893

See Notes to Financial Statements.

Parametric
Dividend Income Fund
February 28, 2023
Portfolio of Investments — continued

Security	Shares	Value
Insurance (continued)
Hanover Insurance Group, Inc. (The)	4,980	$ 694,610
Old Republic International Corp.	28,032	739,204
Principal Financial Group, Inc.	7,952	712,181
Prudential Financial, Inc.	6,903	690,300
Travelers Cos., Inc. (The)	3,589	664,396
		$ 5,686,611
IT Services — 4.3%
Accenture PLC, Class A	2,635	$ 699,724
Amdocs, Ltd.	7,943	727,658
Automatic Data Processing, Inc.	2,825	620,991
Cognizant Technology Solutions Corp., Class A	12,320	771,602
International Business Machines Corp.	4,820	623,226
Jack Henry & Associates, Inc.	3,832	629,368
Paychex, Inc.	5,841	644,846
Western Union Co. (The)	52,085	675,022
		$ 5,392,437
Leisure Products — 0.5%
Hasbro, Inc.	11,151	$ 613,417
		$ 613,417
Life Sciences Tools & Services — 0.5%
Agilent Technologies, Inc.	4,499	$ 638,723
		$ 638,723
Machinery — 2.9%
Cummins, Inc.	2,898	$ 704,446
Donaldson Co., Inc.	12,109	765,894
Graco, Inc.	10,167	707,013
IDEX Corp.	3,143	707,112
Snap-on, Inc.	2,997	745,294
		$ 3,629,759
Media — 1.2%
Interpublic Group of Cos., Inc. (The)	20,252	$ 719,756
Omnicom Group, Inc.	8,336	754,992
		$ 1,474,748
Metals & Mining — 2.4%
Newmont Corp.	14,604	$ 636,880
Reliance Steel & Aluminum Co.	3,351	830,512
Royal Gold, Inc.	6,059	719,749
Southern Copper Corp.	11,007	811,106
		$ 2,998,247
Security	Shares	Value
Multi-Utilities — 3.1%
Consolidated Edison, Inc.	7,047	$ 629,649
Dominion Energy, Inc.	11,520	640,742
DTE Energy Co.	5,688	624,031
NorthWestern Corp.	11,365	656,670
Public Service Enterprise Group, Inc.	10,998	664,609
WEC Energy Group, Inc.	7,126	631,791
		$ 3,847,492
Oil, Gas & Consumable Fuels — 9.3%
Antero Midstream Corp.	62,502	$ 658,771
Chevron Corp.	3,811	612,694
ConocoPhillips	5,992	619,273
Coterra Energy, Inc.	27,731	692,443
Diamondback Energy, Inc.	4,989	701,354
DT Midstream, Inc.	12,320	618,464
Enviva, Inc.(1)	13,136	572,204
EOG Resources, Inc.	5,279	596,633
Exxon Mobil Corp.	6,258	687,817
HF Sinclair Corp.	13,206	656,602
Kinder Morgan, Inc.	37,466	639,170
Marathon Petroleum Corp.	6,225	769,410
ONEOK, Inc.	10,311	674,855
Phillips 66	6,533	670,024
Pioneer Natural Resources Co.	3,199	641,112
Texas Pacific Land Corp.	291	518,035
Valero Energy Corp.	5,433	715,689
Williams Cos., Inc. (The)	20,626	620,843
		$ 11,665,393
Personal Products — 1.1%
Medifast, Inc.	5,999	$ 672,668
Nu Skin Enterprises, Inc., Class A	16,062	639,910
		$ 1,312,578
Pharmaceuticals — 2.0%
Bristol-Myers Squibb Co.	10,015	$ 690,634
Johnson & Johnson	3,902	598,021
Merck & Co., Inc.	6,551	695,978
Pfizer, Inc.	13,249	537,512
		$ 2,522,145
Professional Services — 1.1%
ManpowerGroup, Inc.	8,146	$ 691,432
Robert Half International, Inc.	9,204	742,027
		$ 1,433,459

See Notes to Financial Statements.

Parametric
Dividend Income Fund
February 28, 2023
Portfolio of Investments — continued

Security	Shares	Value
Road & Rail — 0.6%
Landstar System, Inc.	4,369	$ 789,872
		$ 789,872
Semiconductors & Semiconductor Equipment — 1.7%
Analog Devices, Inc.	4,157	$ 762,685
Intel Corp.	25,945	646,809
Texas Instruments, Inc.	4,228	724,890
		$ 2,134,384
Software — 1.2%
Dolby Laboratories, Inc., Class A	9,822	$ 808,154
Microsoft Corp.	2,906	724,815
		$ 1,532,969
Specialty Retail — 3.4%
Advance Auto Parts, Inc.	4,934	$ 715,233
American Eagle Outfitters, Inc.	48,606	698,468
Best Buy Co., Inc.	8,368	695,465
Buckle, Inc. (The)	15,517	632,938
Foot Locker, Inc.	18,256	798,152
Home Depot, Inc. (The)	2,232	661,877
		$ 4,202,133
Textiles, Apparel & Luxury Goods — 2.3%
Carter's, Inc.(1)	9,023	$ 680,244
Hanesbrands, Inc.(1)	110,135	625,567
Kontoor Brands, Inc.(1)	17,141	893,903
VF Corp.	25,965	644,451
		$ 2,844,165
Tobacco — 1.1%
Altria Group, Inc.	14,827	$ 688,418
Philip Morris International, Inc.	6,722	654,050
		$ 1,342,468
Trading Companies & Distributors — 1.8%
Fastenal Co.	15,126	$ 779,897
MSC Industrial Direct Co., Inc., Class A	8,291	700,755
Watsco, Inc.	2,692	820,279
		$ 2,300,931
Total Common Stocks (identified cost $112,653,442)		$123,260,246

Short-Term Investments — 1.3%
Affiliated Fund — 1.3%
Security	Shares	Value
Morgan Stanley Institutional Liquidity Funds - Government Portfolio, Institutional Class, 4.43%(2)	1,601,137	$ 1,601,137
Total Affiliated Fund (identified cost $1,601,137)		$ 1,601,137

Securities Lending Collateral — 0.0%(3)
Security	Shares	Value
State Street Navigator Securities Lending Government Money Market Portfolio, 4.60%(4)	957	$ 957
Total Securities Lending Collateral (identified cost $957)		$ 957
Total Short-Term Investments (identified cost $1,602,094)		$ 1,602,094
Total Investments — 99.9% (identified cost $114,255,536)		$124,862,340
Other Assets, Less Liabilities — 0.1%		$ 159,952
Net Assets — 100.0%		$125,022,292
The percentage shown for each investment category in the Portfolio of Investments is based on net assets.
(1)	All or a portion of this security was on loan at February 28, 2023. The aggregate market value of securities on loan at February 28, 2023 was $3,034,012.
(2)	May be deemed to be an affiliated investment company. The rate shown is the annualized seven-day yield as of February 28, 2023.
(3)	Amount is less than 0.05%.
(4)	Represents investment of cash collateral received in connection with securities lending.

See Notes to Financial Statements.

Parametric
Dividend Income Fund
February 28, 2023
Statement of Assets and Liabilities

February 28, 2023
Assets
Unaffiliated investments, at value (identified cost $112,654,399) — including $3,034,012 of securities on loan	$ 123,261,203
Affiliated investment, at value (identified cost $1,601,137)	1,601,137
Dividends receivable	303,250
Dividends receivable from affiliated investment	4,857
Receivable for Fund shares sold	45,507
Securities lending income receivable	429
Receivable from affiliates	12,206
Total assets	$125,228,589
Liabilities
Collateral for securities loaned	$ 957
Payable for Fund shares redeemed	87,430
Payable to affiliates:
Investment adviser and administration fee	29,061
Distribution and service fees	773
Accrued expenses	88,076
Total liabilities	$ 206,297
Net Assets	$125,022,292
Sources of Net Assets
Paid-in capital	$ 119,824,431
Distributable earnings	5,197,861
Net Assets	$125,022,292
Class A Shares
Net Assets	$ 3,998,253
Shares Outstanding	248,755
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 16.07
Maximum Offering Price Per Share (100 ÷ 94.75 of net asset value per share)	$ 16.96
Class I Shares
Net Assets	$ 121,024,039
Shares Outstanding	7,512,272
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 16.11
On sales of $50,000 or more, the offering price of Class A shares is reduced.

See Notes to Financial Statements.

Parametric
Dividend Income Fund
February 28, 2023
Statement of Operations

Year Ended
February 28, 2023
Investment Income
Dividend income	$ 3,108,783
Dividend income from affiliated investments	34,749
Securities lending income, net	2,353
Total investment income	$ 3,145,885
Expenses
Investment adviser and administration fee	$ 274,123
Distribution and service fees:
Class A	7,899
Trustees’ fees and expenses	7,438
Custodian fee	40,124
Transfer and dividend disbursing agent fees	31,139
Legal and accounting services	47,461
Printing and postage	3,099
Registration fees	53,712
Miscellaneous	12,720
Total expenses	$ 477,715
Deduct:
Waiver and/or reimbursement of expenses by affiliates	$ 105,754
Total expense reductions	$ 105,754
Net expenses	$ 371,961
Net investment income	$ 2,773,924
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment transactions	$ (1,643,128)
Investment transactions - affiliated investment	(17)
Net realized loss	$(1,643,145)
Change in unrealized appreciation (depreciation):
Investments	$ 602,353
Investments - affiliated investment	14
Net change in unrealized appreciation (depreciation)	$ 602,367
Net realized and unrealized loss	$(1,040,778)
Net increase in net assets from operations	$ 1,733,146

See Notes to Financial Statements.

Parametric
Dividend Income Fund
February 28, 2023
Statements of Changes in Net Assets

	Year Ended February 28,
	2023	2022
Increase (Decrease) in Net Assets
From operations:
Net investment income	$ 2,773,924	$ 976,803
Net realized gain (loss)	(1,643,145)	3,110,736
Net change in unrealized appreciation (depreciation)	602,367	1,956,275
Net increase in net assets from operations	$ 1,733,146	$ 6,043,814
Distributions to shareholders:
Class A	$ (75,569)	$ (83,961)
Class I	(2,209,944)	(897,896)
Total distributions to shareholders	$ (2,285,513)	$ (981,857)
Transactions in shares of beneficial interest:
Class A	$ 1,102,953	$ (673,893)
Class I	85,989,031	(140,117)
Net increase (decrease) in net assets from Fund share transactions	$ 87,091,984	$ (814,010)
Net increase in net assets	$ 86,539,617	$ 4,247,947
Net Assets
At beginning of year	$ 38,482,675	$ 34,234,728
At end of year	$125,022,292	$38,482,675

See Notes to Financial Statements.

Parametric
Dividend Income Fund
February 28, 2023
Financial Highlights

	Class A
	Year Ended February 28,			Year Ended February 29, 2020	Year Ended February 28,
	2023	2022	2021			2019
Net asset value — Beginning of year	$ 16.230	$ 14.130	$ 11.950	$ 12.870	$ 12.910
Income (Loss) From Operations
Net investment income(1)	$ 0.436	$ 0.377	$ 0.349	$ 0.362	$ 0.366
Net realized and unrealized gain (loss)	(0.211)	2.105	2.194	(0.950)	0.216
Total income (loss) from operations	$ 0.225	$ 2.482	$ 2.543	$ (0.588)	$ 0.582
Less Distributions
From net investment income	$ (0.385)	$ (0.382)	$ (0.363)	$ (0.325)	$ (0.306)
From net realized gain	—	—	—	(0.007)	(0.316)
Total distributions	$ (0.385)	$ (0.382)	$ (0.363)	$ (0.332)	$ (0.622)
Net asset value — End of year	$16.070	$16.230	$14.130	$11.950	$12.870
Total Return(2)(3)	1.45%	17.74%	22.15%	(4.76)%	4.81%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$ 3,998	$ 2,943	$ 3,140	$ 3,612	$ 6,597
Ratios (as a percentage of average daily net assets):
Expenses (3)	0.65% (4)	0.65%	0.65%	0.65%	0.65%
Net investment income	2.71%	2.39%	2.92%	2.78%	2.82%
Portfolio Turnover	38%	45%	61%	51%	77%
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	The investment adviser and administrator and the sub-adviser reimbursed certain operating expenses (equal to 0.11%, 0.24%, 0.34%, 0.17% and 0.26% of average daily net assets for the years ended February 28, 2023, 2022 and 2021, February 29, 2020 and February 28, 2019, respectively). Absent this reimbursement, total return would be lower.
(4)	Includes a reduction by the investment adviser and administrator of a portion of its investment adviser and administration fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the year ended February 28, 2023).

See Notes to Financial Statements.

Parametric
Dividend Income Fund
February 28, 2023
Financial Highlights — continued

	Class I
	Year Ended February 28,			Year Ended February 29, 2020	Year Ended February 28,
	2023	2022	2021			2019
Net asset value — Beginning of year	$ 16.260	$ 14.150	$ 11.970	$ 12.890	$ 12.930
Income (Loss) From Operations
Net investment income(1)	$ 0.487	$ 0.420	$ 0.380	$ 0.394	$ 0.399
Net realized and unrealized gain (loss)	(0.227)	2.111	2.195	(0.947)	0.215
Total income (loss) from operations	$ 0.260	$ 2.531	$ 2.575	$ (0.553)	$ 0.614
Less Distributions
From net investment income	$ (0.410)	$ (0.421)	$ (0.395)	$ (0.360)	$ (0.338)
From net realized gain	—	—	—	(0.007)	(0.316)
Total distributions	$ (0.410)	$ (0.421)	$ (0.395)	$ (0.367)	$ (0.654)
Net asset value — End of year	$ 16.110	$16.260	$14.150	$11.970	$12.890
Total Return(2)(3)	1.68%	18.09%	22.47%	(4.50)%	5.06%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$121,024	$ 35,539	$ 31,094	$ 43,096	$ 51,344
Ratios (as a percentage of average daily net assets):
Expenses (3)	0.40% (4)	0.40%	0.40%	0.40%	0.40%
Net investment income	3.04%	2.66%	3.19%	3.01%	3.07%
Portfolio Turnover	38%	45%	61%	51%	77%
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(3)	The investment adviser and administrator and the sub-adviser reimbursed certain operating expenses (equal to 0.11%, 0.24%, 0.34%, 0.17% and 0.26% of average daily net assets for the years ended February 28, 2023, 2022 and 2021, February 29, 2020 and February 28, 2019, respectively). Absent this reimbursement, total return would be lower.
(4)	Includes a reduction by the investment adviser and administrator of a portion of its investment adviser and administration fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the year ended February 28, 2023).

See Notes to Financial Statements.

Parametric
Dividend Income Fund
February 28, 2023
Notes to Financial Statements

1  Significant Accounting Policies
Parametric Dividend Income Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is total return and current income. The Fund offers two classes of shares. Class A (renamed from Investor Class effective April 29, 2022) shares are generally sold subject to a sales charge imposed at time of purchase. Former Investor Class shareholders, who established their Fund accounts before April 29, 2022, did not pay a sales charge in connection with the redesignation or will not be subject to this sales charge on future purchases of Class A shares for such accounts. Class I (renamed from Institutional Class effective April 29, 2022) shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses.
The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.
A  Investment Valuation—The following methodologies are used to determine the market value or fair value of investments.
Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices.
Other. Investments in management investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value as of the close of each business day.
Fair Valuation. In connection with Rule 2a-5 of the 1940 Act, the Trustees have designated the Fund’s investment adviser as its valuation designee. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued by the investment adviser, as valuation designee, at fair value using methods that most fairly reflect the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
B  Investment Transactions—Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.
C  Income—Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities.
D  Federal Taxes—The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.
As of February 28, 2023, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
E  Expenses—The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.
F  Use of Estimates—The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.
G  Indemnifications—Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally

Parametric
Dividend Income Fund
February 28, 2023
Notes to Financial Statements — continued

liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
2  Distributions to Shareholders and Income Tax Information
It is the present policy of the Fund to make quarterly distributions of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.
The tax character of distributions declared for the years ended February 28, 2023 and February 28, 2022 was as follows:
	Year Ended February 28,
	2023	2022
Ordinary income	$2,285,513	$981,857
During the year ended February 28, 2023, distributable earnings was decreased by $86,352 and paid-in capital was increased by $86,352 due to the Fund’s use of equalization accounting. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.
As of February 28, 2023, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
Undistributed ordinary income	$ 477,849
Deferred capital losses	(1,743,504)
Net unrealized appreciation	6,463,516
Distributable earnings	$ 5,197,861
At February 28, 2023, the Fund, for federal income tax purposes, had deferred capital losses of $1,743,504 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at February 28, 2023, $1,743,504 are short-term.
The cost and unrealized appreciation (depreciation) of investments of the Fund at February 28, 2023, as determined on a federal income tax basis, were as follows:
Aggregate cost	$118,398,824
Gross unrealized appreciation	$ 9,468,743
Gross unrealized depreciation	(3,005,227)
Net unrealized appreciation	$ 6,463,516

Parametric
Dividend Income Fund
February 28, 2023
Notes to Financial Statements — continued

3  Investment Adviser and Administration Fee and Other Transactions with Affiliates
The investment adviser and administration fee is earned by Eaton Vance Management (EVM), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory and administrative services rendered to the Fund. The investment adviser and administration fee is computed at an annual rate as a percentage of the Fund’s average daily net assets as follows and is payable monthly:
Average Daily Net Assets	Annual Fee Rate
Up to $1 billion	0.3000%
$1 billion but less than $2.5 billion	0.2875%
$2.5 billion but less than $5 billion	0.2750%
$5 billion and over	0.2675%
For the year ended February 28, 2023, the investment adviser and administration fee amounted to $274,123 or 0.30% of the Fund’s average daily net assets. Pursuant to an investment sub-advisory agreement, EVM has delegated the investment management of the Fund to Parametric Portfolio Associates LLC (Parametric), an affiliate of EVM and an indirect, wholly-owned subsidiary of Morgan Stanley. EVM pays Parametric a portion of its investment adviser and administration fee for sub-advisory services provided to the Fund.
Effective April 26, 2022, the Fund may invest in a money market fund, the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Government Portfolio (the “Liquidity Fund”), an open-end management investment company managed by Morgan Stanley Investment Management Inc., a wholly-owned subsidiary of Morgan Stanley. The investment adviser and administration fee paid by the Fund is reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Fund. For the year ended February 28, 2023, the investment adviser and administration fee paid was reduced by $2,029 relating to the Fund’s investment in the Liquidity Fund. Prior to April 26, 2022, the Fund may have invested its cash in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by EVM. EVM did not receive a fee for advisory services provided to Cash Reserves Fund.
EVM and Parametric have agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding such expenses as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs, taxes or litigation expenses) exceed 0.65% and 0.40% of the Fund’s average daily net assets for Class A and Class I, respectively. This agreement may be changed or terminated after June 30, 2023. Pursuant to this agreement, EVM and Parametric were allocated $103,725 in total of the Fund's operating expenses for the year ended February 28, 2023.
EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended February 28, 2023, EVM earned $1,289 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received distribution and service fees from Class A shares (see Note 4).
Trustees and officers of the Fund who are members of EVM’s organization receive remuneration for their services to the Fund out of the investment adviser and administration fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended February 28, 2023, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.
4  Distribution Plan
The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended February 28, 2023 amounted to $7,899 for Class A shares.
Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).
5  Contingent Deferred Sales Charges
Class A shares may be subject to a 1.00% contingent deferred sales charge (CDSC) if redeemed within 12 months of purchase (depending on the circumstances of purchase). Redemptions of Class A shares by former Investor Class shareholders are not subject to a CDSC. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended February 28, 2023, the Fund was informed that EVD received no CDSCs paid by Class A shareholders.

Parametric
Dividend Income Fund
February 28, 2023
Notes to Financial Statements — continued

6  Purchases and Sales of Investments
Purchases and sales of investments, other than short-term obligations, aggregated $120,425,203 and $34,199,831, respectively, for the year ended February 28, 2023.
7  Shares of Beneficial Interest
The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:
	Year Ended February 28, 2023		Year Ended February 28, 2022
	Shares	Amount	Shares	Amount
Class A
Sales	95,974	$ 1,560,658	25,845	$ 408,706
Issued to shareholders electing to receive payments of distributions in Fund shares	4,796	75,569	5,464	83,961
Redemptions	(33,307)	(533,274)	(72,264)	(1,166,560)
Net increase (decrease)	67,463	$ 1,102,953	(40,955)	$ (673,893)
Class I
Sales	6,492,492	$ 104,729,807	406,269	$ 6,403,457
Issued to shareholders electing to receive payments of distributions in Fund shares	45,506	715,398	19,992	308,263
Redemptions	(1,211,471)	(19,456,174)	(437,583)	(6,851,837)
Net increase (decrease)	5,326,527	$ 85,989,031	(11,322)	$ (140,117)
8  Line of Credit
The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $725 million unsecured line of credit agreement with a group of banks, which is in effect through October 24, 2023. In connection with the renewal of the agreement on October 25, 2022, the borrowing limit was decreased from $800 million. Borrowings are made by the Fund solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Fund based on its borrowings at an amount above either the Secured Overnight Financing Rate (SOFR) or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Also in connection with the renewal of the agreement, an arrangement fee totaling $150,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended February 28, 2023.
9  Securities Lending Agreement
The Fund has established a securities lending agreement with State Street Bank and Trust Company (SSBT) as securities lending agent in which the Fund lends portfolio securities to qualified borrowers in exchange for collateral consisting of either cash or securities issued or guaranteed by the U.S. government or its agencies or instrumentalities in an amount at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is delivered to the Fund on the next business day. Cash collateral is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market fund registered under the 1940 Act. The Fund earns interest on the amount invested but it must pay (and at times receive from) the broker a loan rebate fee computed as a varying percentage of the collateral received. For security loans secured by non-cash collateral, the Fund earns a negotiated lending fee from the borrower. A portion of the income earned by the Fund from its investment of cash collateral, net of rebate fees, and lending fees received is allocated to SSBT for its services as lending agent and the portion allocated to the Fund is presented as securities lending income, net on the Statement of Operations. Non-cash collateral is held by the lending agent on behalf of the Fund and cannot be sold or re-pledged by the Fund; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.
The Fund is subject to possible delay in the recovery of loaned securities. Pursuant to the securities lending agreement, SSBT has provided indemnification to the Fund in the event of default by a borrower with respect to a loan. The Fund bears the risk of loss with respect to the investment of cash collateral.

Parametric
Dividend Income Fund
February 28, 2023
Notes to Financial Statements — continued

At February 28, 2023, the value of the securities loaned and the value of the collateral received amounted to $3,034,012 and $2,976,839, respectively. Collateral received was comprised of cash of $957 and U.S. government and/or agencies securities of $2,975,882. The securities lending transactions have no contractual maturity date and each of the Fund and borrower has the option to terminate a loan at any time.
The following table provides a breakdown of securities lending transactions accounted for as secured borrowings, the obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of February 28, 2023.
	Remaining Contractual Maturity of the Transactions
	Overnight and Continuous	<30 days	30 to 90 days	>90 days	Total
Common Stocks	$957	$ —	$ —	$ —	$957
The carrying amount of the liability for collateral for securities loaned at February 28, 2023 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 11) at February 28, 2023.
10  Investments in Affiliated Funds
At February 28, 2023, the value of the Fund's investment in affiliated funds, including funds that may be deemed to be affiliated, was $1,601,137, which represents 1.3% of the Fund's net assets. Transactions in such investments by the Fund for the year ended February 28, 2023 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units/Shares, end of period
Short-Term Investments
Cash Reserves Fund	$327,783	$15,693,475	$(16,021,255)	$ (17)	$ 14	$ —	$ 72	—
Liquidity Fund	—	80,598,844	(78,997,707)	—	—	1,601,137	34,677	1,601,137
Total				$ (17)	$ 14	$1,601,137	$34,749
11  Fair Value Measurements
Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.
•	Level 1 – quoted prices in active markets for identical investments
•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including a fund's own assumptions in determining the fair value of investments)
In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Parametric
Dividend Income Fund
February 28, 2023
Notes to Financial Statements — continued

At February 28, 2023, the hierarchy of inputs used in valuing the Fund's investments, which are carried at value, were as follows:
Asset Description	Level 1	Level 2	Level 3	Total
Common Stocks	$ 123,260,246*	$ —	$ —	$ 123,260,246
Short-Term Investments:
Affiliated Fund	1,601,137	—	—	1,601,137
Securities Lending Collateral	957	—	—	957
Total Investments	$124,862,340	$ —	$ —	$124,862,340
*	The level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.
12  Risks and Uncertainties
Pandemic Risk
An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks of disease, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, as well as the economies of individual countries and industries, and could continue to affect the market in significant and unforeseen ways. Other epidemics and pandemics that may arise in the future may have similar effects. Any such impact could adversely affect the Fund's performance, or the performance of the securities in which the Fund invests.

Parametric
Dividend Income Fund
February 28, 2023
Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Parametric Dividend Income Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Parametric Dividend Income Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), including the portfolio of investments, as of February 28, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of February 28, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of February 28, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
April 18, 2023
We have served as the auditor of one or more Eaton Vance investment companies since 1959.

Parametric
Dividend Income Fund
February 28, 2023
Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2024 will show the tax status of all distributions paid to your account in calendar year 2023. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.
Qualified Dividend Income. For the fiscal year ended February 28, 2023, the Fund designates approximately $2,923,180, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.
Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2023 ordinary income dividends, 100% qualifies for the corporate dividends received deduction.

Parametric
Dividend Income Fund
February 28, 2023
Management and Organization

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) are responsible for the overall management and supervision of the Trust's affairs. The Board members and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Board members hold indefinite terms of office. Each Trustee holds office until his or her successor is elected and qualified, subject to a prior death, resignation, retirement, disqualification or removal. Under the terms of the Fund’s current Trustee retirement policy, an Independent Trustee must retire and resign as a Trustee on the earlier of: (i) the first day of July following his or her 74th birthday; or (ii), with limited exception, December 31st of the 20th year in which he or she has served as a Trustee. However, if such retirement and resignation would cause the Fund to be out of compliance with Section 16 of the 1940 Act or any other regulations or guidance of the SEC, then such retirement and resignation will not become effective until such time as action has been taken for the Fund to be in compliance therewith. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Board member and officer is Two International Place, Boston, Massachusetts 02110. As used below, “BMR” refers to Boston Management and Research, “EVC” refers to Eaton Vance Corp., “EV” refers to EV LLC, “EVM” refers to Eaton Vance Management and “EVD” refers to Eaton Vance Distributors, Inc. EV is the trustee of each of EVM and BMR. Effective March 1, 2021, each of EVM, BMR, EVD and EV are indirect, wholly owned subsidiaries of Morgan Stanley. Each officer affiliated with EVM may hold a position with other EVM affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 130 funds in the Eaton Vance fund complex (including both funds and portfolios in a hub and spoke structure).
Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Interested Trustees
Thomas E. Faust Jr. 1958	Trustee	Since 2007	Chairman of Morgan Stanley Investment Management, Inc. (MSIM), member of the Board of Managers and President of EV (since 2021), Chief Executive Officer of EVM and BMR. Formerly, Chairman, Chief Executive Officer (2007-2021) and President (2006-2021) of EVC and Director of EVD (2007-2022). Mr. Faust is an interested person because of his positions with MSIM, BMR, EVM and EV, which are affiliates of the Trust. Mr. Faust has apprised the Board of Trustees that he intends to retire as a Trustee of all Eaton Vance Funds effective on or about August 3, 2023.
Other Directorships. Formerly, Director of EVC (2007-2021) and Hexavest Inc. (investment management firm) (2012-2021).
Anchal Pachnanda(1) 1980	Trustee	Since 2023	Co-Head of Strategy of MSIM (since 2019). Formerly, Head of Strategy of MSIM (2017-2019). Ms. Pachnanda is an interested person because of her position with MSIM, which is an affiliate of the Trust.
Other Directorships. None.
Noninterested Trustees
Alan C. Bowser 1962	Trustee	Since 2022	Formerly, Chief Diversity Officer, Partner and a member of the Operating Committee, and formerly served as Senior Advisor on Diversity and Inclusion for the firm’s chief executive officer, Co-Head of the Americas Region, and Senior Client Advisor of Bridgewater Associates, an asset management firm (2011- 2023).
Other Directorships. None.
Mark R. Fetting 1954	Trustee	Since 2016	Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).
Other Directorships. None.
Cynthia E. Frost 1961	Trustee	Since 2014	Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).
Other Directorships. None.
George J. Gorman 1952	Chairperson of the Board and Trustee	Since 2021 (Chairperson) and 2014 (Trustee)	Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009). Other Directorships. None.

Parametric
Dividend Income Fund
February 28, 2023
Management and Organization — continued

Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)
Valerie A. Mosley 1960	Trustee	Since 2014	Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Founder of Upward Wealth, Inc., dba BrightUp, a fintech platform. Formerly, Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Formerly, Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).
Other Directorships. Director of DraftKings, Inc. (digital sports entertainment and gaming company) (since September 2020). Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Formerly, Director of Dynex Capital, Inc. (mortgage REIT) (2013-2020) and Director of Groupon, Inc. (e-commerce provider) (2020-2022).
Keith Quinton 1958	Trustee	Since 2018	Private investor, researcher and lecturer. Formerly, Independent Investment Committee Member at New Hampshire Retirement System (2017-2021). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).
Other Directorships. Formerly, Director (2016-2021) and Chairman (2019-2021) of New Hampshire Municipal Bond Bank.
Marcus L. Smith 1966	Trustee	Since 2018	Private investor and independent corporate director. Formerly, Chief Investment Officer, Canada (2012-2017), Chief Investment Officer, Asia (2010-2012), Director of Asian Research (2004-2010) and portfolio manager (2001-2017) at MFS Investment Management (investment management firm).
Other Directorships. Director of First Industrial Realty Trust, Inc. (an industrial REIT) (since 2021). Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).
Susan J. Sutherland 1957	Trustee	Since 2015	Private investor. Director of Ascot Group Limited and certain of its subsidiaries (insurance and reinsurance) (since 2017). Formerly, Director of Hagerty Holding Corp. (insurance) (2015-2018) and Montpelier Re Holdings Ltd. (insurance and reinsurance) (2013-2015). Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).
Other Directorships. Formerly, Director of Kairos Acquisition Corp. (insurance/InsurTech acquisition company) (2021-2023).
Scott E. Wennerholm 1959	Trustee	Since 2016	Private investor. Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).
Other Directorships. None.
Nancy A. Wiser 1967	Trustee	Since 2022	Formerly, Executive Vice President and the Global Head of Operations at Wells Fargo Asset Management (2011-2021). Other Directorships. None.

Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees
Eric A. Stein 1980	President	Since 2020	Vice President and Chief Investment Officer, Fixed Income of EVM and BMR. Prior to November 1, 2020, Mr. Stein was a co-Director of Eaton Vance’s Global Income Investments. Also Vice President of Calvert Research and Management (“CRM”).
Deidre E. Walsh 1971	Vice President and Chief Legal Officer	Since 2009	Vice President of EVM and BMR. Also Vice President of CRM.
James F. Kirchner 1967	Treasurer	Since 2007	Vice President of EVM and BMR. Also Vice President of CRM.

Parametric
Dividend Income Fund
February 28, 2023
Management and Organization — continued

Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)
Nicholas S. Di Lorenzo 1987	Secretary	Since 2022	Formerly, associate (2012-2021) and counsel (2022) at Dechert LLP.
Richard F. Froio 1968	Chief Compliance Officer	Since 2017	Vice President of EVM and BMR since 2017. Formerly, Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).
(1) Ms. Pachnanda began serving as Trustee effective April 1, 2023.
The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-260-0761.

Eaton Vance Funds
Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■ investment experience and risk tolerance
■ checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
To limit our sharing	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com

Eaton Vance Funds
Privacy Notice — continued	April 2021

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■ buy securities from us or make a wire transfer
■ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates’ everyday business purposes — information about your creditworthiness
■ affiliates from using your information to market to you
■ sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.
Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker- dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Eaton Vance doesn’t jointly market.
Other important information
Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.
California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

Eaton Vance Funds
IMPORTANT NOTICES

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-260-0761, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.
Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-260-0761 or in the EDGAR database on the SEC’s website at www.sec.gov.
Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-260-0761 and by accessing the SEC’s website at www.sec.gov.

This Page Intentionally Left Blank

This Page Intentionally Left Blank

This Page Intentionally Left Blank

Investment Adviser and Administrator
Eaton Vance Management
Two International Place
Boston, MA 02110
Investment Sub-Adviser
Parametric Portfolio Associates LLC
800 Fifth Avenue, Suite 2800
Seattle, WA 98104
Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260
Custodian
State Street Bank and Trust Company
State Street Financial Center, One Lincoln Street
Boston, MA 02111
Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Attn: Eaton Vance Funds
P.O. Box 534439
Pittsburgh, PA 15253-4439
(800) 260-0761
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022
Fund Offices
Two International Place
Boston, MA 02110
*FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

17885    2.28.23

Item 2. Code of Ethics

The registrant (sometimes referred to as the “Fund”) has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122. The registrant has not amended the code of ethics as described in Form N-CSR during the period covered by this report. The registrant has not granted any waiver, including an implicit waiver, from a provision of the code of ethics as described in Form N-CSR during the period covered by this report.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Trustees (the “Board”) has designated George J. Gorman and Scott E. Wennerholm, each an independent trustee, as audit committee financial experts. Mr. Gorman is a certified public accountant who is the Principal at George J. Gorman LLC (a consulting firm). Previously, Mr. Gorman served in various capacities at Ernst & Young LLP (a registered public accounting firm), including as Senior Partner. Mr. Gorman also has experience serving as an independent trustee and audit committee financial expert of other mutual fund complexes. Mr. Wennerholm is a private investor. Previously, Mr. Wennerholm served as a

Trustee at Wheelock College (postsecondary institution), as a Consultant at GF Parish Group (executive recruiting firm), Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm), Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm), and Vice President at Fidelity Investments Institutional Services (investment management firm).

Item 4. Principal Accountant Fees and Services

Parametric Dividend Income Fund (the “Fund(s)”) is a series of Eaton Vance Mutual Funds Trust (the “Trust”), a Massachusetts business trust, which, including the Fund, contains a total of 34 series (the “Series”). The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company. This Form N-CSR relates to the Fund’s annual report.

(a)-(d)

The following table presents the aggregate fees billed to the Fund for the Fund’s fiscal years ended February 28, 2022 and February 28, 2023 by the Fund’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the Fund’s annual financial statements and fees billed for other services rendered by D&T during such periods.

Parametric Dividend Income Fund

Fiscal Years Ended	2/28/22	2/28/23
Audit Fees	$24,050	$27,150
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$8,478	$1,650
All Other Fees(3)	$0	$0

Total	$32,528	$28,800

(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

The various Series comprising the Trust have differing fiscal year ends (January 31, February 28, September 30, October 31 November 30 or December 31). The following table presents the aggregate audit, audit-related, tax, and other fees billed to all of the Series in the Trust by D&T for the last two fiscal years of each Series.

Fiscal Years Ended	9/30/21	10/31/21	11/30/21	12/31/21	1/31/22	2/28/22	9/30/22	10/31/22	11/30/22	12/31/22	1/31/23	2/28/23
Audit Fees	$91,600	$729,872	$37,050	$111,700	$198,900	$24,050	$104,200	$816,633	$41,150	$130,600	$172,250	$27,150
Audit-Related Fees(1)	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Tax Fees(2)	$23,248	$271,569	$13,000	$61,738	$78,353	$8,478	$5,000	$44,100	$0	$16,150	$14,695	$1,650
All Other Fees(3)	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0

Total	$114,848	$1,001,441	$50,050	$173,438	$277,253	$32,528	$109,200	$860,733	$41,150	$146,750	$186,945	$28,800

(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees. Includes consent fee for N-14 registration statements related to fund mergers.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to all of the Series in the Trust by D&T for the last two fiscal years of each Series; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the last two fiscal years of each Series.

Fiscal Years Ended	9/30/21	10/31/21	11/30/21	12/31/21	1/31/22	2/28/22	9/30/22	10/31/22	11/30/22	12/31/22	1/31/23	2/28/23
Registrant(1)	$23,248	$271,569	$13,000	$61,738	$78,353	$8,478	$5,000	$44,100	$0	$16,150	$14,695	$1,650
Eaton Vance(2)	$51,800	$51,800	$51,800	$51,800	$51,800	$51,800	$52,836	$52,836	$52,836	$52,836	$52,836	$52,836

(1)	Includes all of the Series of the Trust. During the fiscal years reported above, certain of the Funds were “feeder” funds in a “master-feeder” fund structure or funds of funds.
(2)	Various subsidiaries of Morgan Stanley act in either an investment advisory and/or service provider capacity with respect to the Series and/or their respective “master” funds (if applicable).

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Mutual Funds Trust

By:	/s/ Eric A. Stein
Eric A. Stein
President

Date: April 25, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date: April 25, 2023

By:	/s/ Eric A. Stein
Eric A. Stein
President

Date: April 25, 2023